EXHIBIT 24


                                POWER OF ATTORNEY

     The undersigned, an officer and/or director of TEKTRONIX, INC. (the "Company"), constitutes and appoints JEROME J. MEYER, CARL W. NEUN, E. SCOTT HILDEBRANDT, and JAMES F. DALTON and each of them, his true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration and issuance under the Act of up to an aggregate principal amount of $300,000,000 of debt securities (including debt securities convertible into Common Shares) and Common Shares of the Company, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to one or more Registration Statements on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such debt securities or any exhibits filed therewith; and to file the same with the SEC; and the undersigned ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED:  September 23, 1998



                                       GERRY B. CAMERON
                                       -----------------------------------------
                                       (Signature)


                                       Gerry B. Cameron
                                       -----------------------------------------

                                POWER OF ATTORNEY

     The undersigned, an officer and/or director of TEKTRONIX, INC. (the "Company"), constitutes and appoints JEROME J. MEYER, CARL W. NEUN, E. SCOTT HILDEBRANDT, and JAMES F. DALTON and each of them, his true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration and issuance under the Act of up to an aggregate principal amount of $300,000,000 of debt securities (including debt securities convertible into Common Shares) and Common Shares of the Company, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to one or more Registration Statements on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such debt securities or any exhibits filed therewith; and to file the same with the SEC; and the undersigned ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED:  September 23, 1998



                                       A. GARY AMES
                                       -----------------------------------------
                                       (Signature)


                                       A. Gary Ames
                                       -----------------------------------------

                                POWER OF ATTORNEY

     The undersigned, an officer and/or director of TEKTRONIX, INC. (the "Company"), constitutes and appoints JEROME J. MEYER, CARL W. NEUN, E. SCOTT HILDEBRANDT, and JAMES F. DALTON and each of them, his true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration and issuance under the Act of up to an aggregate principal amount of $300,000,000 of debt securities (including debt securities convertible into Common Shares) and Common Shares of the Company, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to one or more Registration Statements on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such debt securities or any exhibits filed therewith; and to file the same with the SEC; and the undersigned ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED:  September 23, 1998



                                       J.J. MEYER
                                       -----------------------------------------
                                       (Signature)


                                       Jerome J. Meyer
                                       -----------------------------------------

                                POWER OF ATTORNEY

     The undersigned, an officer and/or director of TEKTRONIX, INC. (the "Company"), constitutes and appoints JEROME J. MEYER, CARL W. NEUN, E. SCOTT HILDEBRANDT, and JAMES F. DALTON and each of them, his true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration and issuance under the Act of up to an aggregate principal amount of $300,000,000 of debt securities (including debt securities convertible into Common Shares) and Common Shares of the Company, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to one or more Registration Statements on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such debt securities or any exhibits filed therewith; and to file the same with the SEC; and the undersigned ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED:  September 23, 1998



                                       A.M. GLEASON
                                       -----------------------------------------
                                       (Signature)


                                       Al M. Gleason
                                       -----------------------------------------

                                POWER OF ATTORNEY

     The undersigned, an officer and/or director of TEKTRONIX, INC. (the "Company"), constitutes and appoints JEROME J. MEYER, CARL W. NEUN, E. SCOTT HILDEBRANDT, and JAMES F. DALTON and each of them, his true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration and issuance under the Act of up to an aggregate principal amount of $300,000,000 of debt securities (including debt securities convertible into Common Shares) and Common Shares of the Company, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to one or more Registration Statements on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such debt securities or any exhibits filed therewith; and to file the same with the SEC; and the undersigned ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED:  September 23, 1998



                                       MERRILL A. MCPEAK
                                       -----------------------------------------
                                       (Signature)


                                       Merrill A. (Tony) McPeak
                                       -----------------------------------------

                                POWER OF ATTORNEY

     The undersigned, an officer and/or director of TEKTRONIX, INC. (the "Company"), constitutes and appoints JEROME J. MEYER, CARL W. NEUN, E. SCOTT HILDEBRANDT, and JAMES F. DALTON and each of them, his true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration and issuance under the Act of up to an aggregate principal amount of $300,000,000 of debt securities (including debt securities convertible into Common Shares) and Common Shares of the Company, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to one or more Registration Statements on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such debt securities or any exhibits filed therewith; and to file the same with the SEC; and the undersigned ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED:  September 23, 1998



                                       PAUL C. ELY, JR.
                                       -----------------------------------------
                                       (Signature)


                                       Paul C. Ely, Jr.
                                       -----------------------------------------

                                POWER OF ATTORNEY

     The undersigned, an officer and/or director of TEKTRONIX, INC. (the "Company"), constitutes and appoints JEROME J. MEYER, CARL W. NEUN, E. SCOTT HILDEBRANDT, and JAMES F. DALTON and each of them, his true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration and issuance under the Act of up to an aggregate principal amount of $300,000,000 of debt securities (including debt securities convertible into Common Shares) and Common Shares of the Company, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to one or more Registration Statements on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such debt securities or any exhibits filed therewith; and to file the same with the SEC; and the undersigned ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED:  September 23, 1998



                                       PAULINE LO ALKER
                                       -----------------------------------------
                                       (Signature)


                                       Pauline Lo Alker
                                       -----------------------------------------

                                POWER OF ATTORNEY

     The undersigned, an officer and/or director of TEKTRONIX, INC. (the "Company"), constitutes and appoints JEROME J. MEYER, CARL W. NEUN, E. SCOTT HILDEBRANDT, and JAMES F. DALTON and each of them, his true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration and issuance under the Act of up to an aggregate principal amount of $300,000,000 of debt securities (including debt securities convertible into Common Shares) and Common Shares of the Company, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to one or more Registration Statements on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such debt securities or any exhibits filed therewith; and to file the same with the SEC; and the undersigned ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED:  September 23, 1998



                                       WILLIAM D. WALKER
                                       -----------------------------------------
                                       (Signature)


                                       William D. Walker
                                       -----------------------------------------

                                POWER OF ATTORNEY

     The undersigned, an officer and/or director of TEKTRONIX, INC. (the "Company"), constitutes and appoints JEROME J. MEYER, CARL W. NEUN, E. SCOTT HILDEBRANDT, and JAMES F. DALTON and each of them, his true and lawful attorneys and agents to do any and all acts and things and to execute in his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) any and all instruments that such attorney and agent may deem necessary or advisable in order to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any requirements of the Securities and Exchange Commission (the "SEC") in respect thereof, in connection with the registration and issuance under the Act of up to an aggregate principal amount of $300,000,000 of debt securities (including debt securities convertible into Common Shares) and Common Shares of the Company, including specifically, but without limitation, power and authority to sign his or her name (whether on behalf of the Company or as an officer or director of the Company, or otherwise) to one or more Registration Statements on Form S-3 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such debt securities or any exhibits filed therewith; and to file the same with the SEC; and the undersigned ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.

DATED:  September 23, 1998



                                       D. CAMPBELL
                                       -----------------------------------------
                                       (Signature)


                                       David N. Campbell
                                       -----------------------------------------